UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form 8-K\A

                              CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 19, 1999


HITSGALORE.COM, INC.
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(Exact name of Registrant as specified in its charter)


FLORIDA                            000-26668           65-0036344
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(State or other jurisdiction        (Commission     (I.R.S Employer
of incorporation or organization)    file Number)   Identification No.)


10134 6th Street, Suite J, Rancho Cucamonga, CA           91730
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(Address of principal executive offices)                (ZIP Code)


Registrant's telephone number, including area code      (909) 481-8821


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                         HITSGALORE.COM, INC.


Item 4. Changes in Registrant's Certifying Accountant

On July 26, 1999, the Registrant received written notice from Moore Stephens Lovelace, P.A. that it was withdrawing as auditor of record for Hitsgalore.com, Inc. The notice received from Moore Stephens Lovelace was dated as of July 19, 1999, and mailed on July 21, 1999. The reports of Moore Stephens Lovelace, P.A. on the financial statements of Hitsgalore.com, Inc. (formerly Systems Communications, Inc.) as of December 31, 1998 and for the period from its inception (July 21, 1998) to December 31, 1998 and on the consolidated financial statements of Systems Communications, Inc. (the Registrant's predecessor) for each of the two years in the period ended December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The reports of Moore Stephens Lovelace, P.A. included an explanatory paragraph expressing substantial doubt about the Registrant's and its predecessor's ability to continue as a going concern.

In connection with the audits of the financial statements of the Registrant and it's predecessor referred to above, and in the subsequent interim periods through the date of the withdrawal of Moore Stephens Lovelace, P.A. as auditor of record for Hitsgalore.com, Inc. (July 19, 1999), there were no disagreements with Moore Stephens Lovelace, P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Moore Stephens Lovelace, P.A. would have caused Moore Stephens Lovelace, P.A. to make reference to the matter in their report.

Moore Stephens Lovelace, P.A. stated that its withdrawal as auditor of record for Hitsgalore.com, Inc. was due to changes in management of Hitsgalore.com, Inc. and information which arose regarding new management which led Moore Stephens Lovelace, P.A. to be unwilling to be associated with the financial statements of Hitsgalore.com, Inc. There were no "reportable events" as described in Items 304(a)(1)(v) of Regulation S-K that are required to be reported in this Form 8-K\A.

The Company has authorized Moore Stephens Lovelace, P.A. to respond fully to the inquiries of a successor accountant concerning its withdrawal as the Registrant's auditor of record.

Moore Stephens Lovelace, P.A. has furnished a letter addressed to the Commission stating that it agrees with the statements contained herein. A copy of that letter, dated September 7, 1999 is filed herewith.

The withdrawal of Moore Stephens Lovelace, P.A. as the Registrant's auditor of record was not recommended or approved by the Registrant's Board of Directors.

On September 2, 1999, the Company engaged Pender Newkirk & Company, Certified Public Accountants, to audit and report on the financial statements of Hitsgalore.com, Inc. for each of the three years in the period ended December 31, 1998 for inclusion in the Company's to be amended Annual Reports on Form 10-K for the years ended December 31, 1998 and 1997. During the two most recent fiscal years and subsequent interim periods, the Registrant did not consult with Pender Newkirk & Company regarding the application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements and did not solicit or receive any advice from Pender Newkirk & Company, written or oral, regarding any accounting, auditing
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or financial reporting issue or any matter that was the subject of a disagreement or reportable event.


Item 7. Financial Statements and Exhibits

(c) Exhibits

16.3 Letter Re: Change in certifying accountants



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HITSGALORE.COM, INC.					Date: September 9, 1999

By   /s/ Steve Bradford
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      Steve Bradford
      President, Principal Executive Officer
      Principal Accounting Officer and Director